Exhibit 10.2 Execution Version

PNC Bank, National Association	PNC Capital Markets LLC
The Tower at PNC	The Tower at PNC
300 Fifth Avenue	300 Fifth Avenue
Pittsburgh, Pennsylvania 15222	Pittsburgh, Pennsylvania 15222

February 27, 2026

MRC Energy Company
5400 LBJ Freeway, Suite 1500
Dallas, Texas 75240
Attention: Rob Macalik
Email: RMacalik@matadorresources.com

Re:    Limited Waiver and Amendment
Ladies and Gentlemen:
Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of November 18, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among MRC Energy Company, a Texas corporation (the “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders”) and PNC Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement. References herein to any Section shall be to a Section of the Credit Agreement unless otherwise specifically provided.
The Borrower has informed the Administrative Agent that it desires to launch an offering of additional Senior Notes on or about February 26, 2026 (the “Specified Senior Notes Offering”), the proceeds of which shall be used to (a) extend, refinance, renew, replace, repurchase, defease or refund existing Senior Notes, in whole or in part, and (b) prepay the Loans in accordance with Section 2.10(c) of the Credit Agreement.
In connection with the Specified Senior Notes Offering, the Borrower has requested that the Administrative Agent and the Lenders (or at least the required percentage thereof) agree, notwithstanding anything to the contrary contained in Section 8.1(q) of the Credit Agreement, to waive the automatic reduction of the Borrowing Base set forth in clause (iii) of the proviso to Section 8.1(q) of the Credit Agreement.
Subject to the terms and conditions described herein, the Administrative Agent and the Lenders (or at least the required percentage thereof) are willing to, and hereby do, agree, notwithstanding anything to the contrary contained in Section 8.1(q) of the Credit Agreement, to waive the automatic reduction of the Borrowing Base set forth in clause (iii) of the proviso to

MRC Energy Company Limited Waiver and Amendment

Section 8.1(q) of the Credit Agreement with respect to the incurrence of incremental unsecured Debt under any Senior Notes up to an aggregate principal amount not to exceed $500,000,000 (for avoidance of doubt, exclusive of any Permitted Refinancing of any Senior Notes) incurred prior to the Determination Date scheduled to occur on or about May 1, 2026 (the “Specified Waiver”).
Further subject to the terms and conditions described herein, the Borrower, each other Credit Party, the Administrative Agent and the Lenders (or at least the required percentage thereof) hereby agree that clause (b) of the definition of “Permitted Refinancing” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b) the principal amount of such Permitted Refinancing (or if such Permitted Refinancing is issued at a discount, the initial issuance price of such Permitted Refinancing) does not exceed the sum of (i) the principal amount of such then existing Senior Notes that are extended, refinanced, renewed, replaced, repurchased, defeased or refunded plus (ii) an amount equal to the unpaid accrued interest and premium thereon and the fees and expenses incurred in connection with such extension, refinance, renewal, replacement, repurchase, defeasement or refunding thereof,
By its signature below, each Credit Party agrees that, except as specified herein, (a) the Specified Waiver is a limited one-time waiver, (b) nothing herein shall be construed as (i) a consent to, waiver or continuing waiver of any other provision of the Credit Agreement or any other Loan Document or (ii) a waiver of any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document, and (c) nothing contained herein shall obligate the Administrative Agent or the Lenders to grant any additional or future consent or waiver, or to grant (i) any future waiver of any provision of the Credit Agreement or any other Loan Document or (ii) any waiver of any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document.
By its signature below, each Credit Party hereby (a) acknowledges and agrees that, except as expressly provided herein, the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect; (b) ratifies and reaffirms its obligations under, and acknowledges its liability under, the Credit Agreement and each other Loan Document to which it is a party; (c) ratifies and reaffirms all of the Liens securing the payment and performance of the Indebtedness; (d) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to the consents contained herein, (i) all of the representations and warranties contained in the Credit Agreement and each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default or Event of

2	MRC Energy Company Limited Waiver and Amendment

Default has occurred and is continuing; and (e) acknowledges and agrees that this consent shall constitute a Loan Document for all purposes and in all respects.
This letter agreement shall become effective as of the date first written above when and only when the Administrative Agent shall have received duly executed counterparts of this consent signed by each Credit Party and the Lenders (or at least the required percentage thereof). This letter agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this letter agreement by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this letter agreement.
This letter agreement shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this letter agreement. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver of any provision of any of the Loan Documents.
This letter agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas. THIS LETTER AGREEMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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3	MRC Energy Company Limited Waiver and Amendment

If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by signing in the appropriate spaces below and returning to us the enclosed duplicate originals hereof, whereupon this letter agreement letter shall become a binding agreement between you and us.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent, a Lender and an Issuing Lender

By:    /s/ Denise Davis
Name:    Denise Davis
Title:    Managing Director

Signature Page	MRC Energy Company Limited Waiver and Amendment

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender and an Issuing Lender

By:    /s/ Salman Samar
Name:    Salman Samar
Title:    Director

Signature Page	MRC Energy Company Limited Waiver and Amendment

KEYBANK NATIONAL ASSOCIATION,
as a Lender and an Issuing Lender

By:    /s/ Lesley Appou
Name:    Lesley Appou
Title:    Vice President

Signature Page	MRC Energy Company Limited Waiver and Amendment

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Lender

By:    /s/ Kyle Gruen
Name:    Kyle Gruen
Title:    Authorized Officer

Signature Page	MRC Energy Company Limited Waiver and Amendment

TRUIST BANK,
as a Lender and an Issuing Lender

By:    /s/ Farhan Iqbal
Name:    Farhan Iqbal
Title:    Director

Signature Page	MRC Energy Company Limited Waiver and Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Lender

By:    /s/ Michael Real
Name:    Michael Real
Title:    Managing Director

Signature Page	MRC Energy Company Limited Waiver and Amendment

CAPITAL ONE, N.A.,
as a Lender

By:    /s/ David Garza
Name:    David Garza
Title:    Director

Signature Page	MRC Energy Company Limited Waiver and Amendment

CITIZENS BANK, N.A.,
as a Lender

By:    /s/ David Baron
Name:    David Baron
Title:    Senior Vice President

Signature Page	MRC Energy Company Limited Waiver and Amendment

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ Edward Sacks
Name:    Edward Sacks
Title:    Managing Director

Signature Page	MRC Energy Company Limited Waiver and Amendment

MUFG BANK, LTD.,
as a Lender

By:    /s/ Traci Bankston
Name:    Traci Bankston
Title:    Authorized Signatory

Signature Page	MRC Energy Company Limited Waiver and Amendment

ROYAL BANK OF CANADA,
as a Lender

By:    /s/ Michael Sharp
Name:    Michael Sharp
Title:    Authorized Signatory

Signature Page	MRC Energy Company Limited Waiver and Amendment

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:    /s/ Joe Lattanzi
Name:    Joe Lattanzi
Title:    Managing Director

Signature Page	MRC Energy Company Limited Waiver and Amendment

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:    /s/ Evans Swann
Name:    Evans Swann
Title:    Authorized Signatory

Signature Page	MRC Energy Company Limited Waiver and Amendment

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Beth Johnson
Name:    Beth Johnson
Title:    Senior Vice President

Signature Page	MRC Energy Company Limited Waiver and Amendment

BOKF, NA dba Bank of Texas,
as a Lender

By:    /s/ Drew Krittenbrink
Name:    Drew Krittenbrink
Title:    Vice President

Signature Page	MRC Energy Company Limited Waiver and Amendment

FIRST HORIZON BANK, a Tennessee State Bank, as a Lender

By:    /s/ Stacy Cartier
Name:    Stacy Cartier
Title: Sr. Vice President

Signature Page	MRC Energy Company Limited Waiver and Amendment

ZIONS BANCORPORATION, N.A. dba Amegy Bank,
as a Lender

By:    /s/ Jill McSorley
Name:    Jill McSorley
Title:    Senior Vice President – Amegy Bank
Division

Signature Page	MRC Energy Company Limited Waiver and Amendment

CATHAY BANK,
as a Lender

By:    /s/ Dale T Wilson
Name:    Dale T Wilson
Title: Senior Vice President

Signature Page	MRC Energy Company Limited Waiver and Amendment

Accepted and agreed to as of the
date first written above:

BORROWER:

MRC ENERGY COMPANY,
a Texas corporation

By: /s/ Bryan A. Erman
Name: Bryan A. Erman
Title: Co-President, Chief Legal Officer and Head of M&A

GUARANTORS:
MATADOR RESOURCES COMPANY
LONGWOOD GATHERING AND DISPOSAL SYSTEMS, LLC
MRC PERMIAN COMPANY
MATADOR PRODUCTION COMPANY
MRC ROCKIES COMPANY
WR PERMIAN, LLC
LONGWOOD MIDSTREAM HOLDINGS, LLC
MRC ENERGY SOUTHEAST COMPANY, LLC
MRC ENERGY SOUTH TEXAS COMPANY, LLC
DELAWARE WATER MANAGEMENT COMPANY, LLC
LONGWOOD MIDSTREAM DELAWARE, LLC
LONGWOOD MIDSTREAM SOUTHEAST, LLC
LONGWOOD MIDSTREAM SOUTH TEXAS, LLC
SOUTHEAST WATER MANAGEMENT COMPANY, LLC
MRC DELAWARE RESOURCES, LLC
MRC HAT MESA, LLC
MRC TORO, LLC
MRC ROYALTIES, LLC

By: /s/ Bryan A. Erman
Name: Bryan A. Erman
Title: Co-President, Chief Legal Officer and Head of M&A

Signature Page	MRC Energy Company Limited Waiver and Amendment